Exhibit 99.1

Array Technologies Publishes Third Annual Environmental,

Social, and Governance Report

The company achieved noteworthy progress in elevating sustainability goals and strengthening alignment with the company’s vision and values

ALBUQUERQUE, N.M., (June 20, 2023) — Array Technologies (NASDAQ: ARRY) (“Array” or “the Company”), a leading provider of tracker solutions and services for utility-scale solar energy projects, has published its third annual Environmental, Social, and Governance (ESG) report.

The report contains notable highlights and progress updates, including:

•	Accomplishing our governance goal by increasing board female representation to 22%

•	Enhancing our ESG Governance structure that includes a Nominating and Governance Committee ESG Quarterly Review, ESG Executive Steering Committee, and ESG Working Group.

•	Conducting an inaugural materiality assessment that validated our 2025 goals.

•	Progressing towards setting a Science-Based Target (SBTi) and improving our accounting of Scope 3 emissions to better quantify our supply chain emissions and manage climate risks.

•	Improving our third-party ratings with MSCI ESG, Sustainalytics, and ISS ESG and completing a first assessment with EcoVadis.

•	Becoming an official signatory of the UN Global Compact and endorsing the UN Global Compact CEO water mandate.

•	Expanding our international footprint through the acquisition of STI Norland and strengthening our position as the global leader in solar tracking.

“Our commitment to transparency, progress and action on our measurable ESG goals has helped fuel our tremendous growth in 2022 and deepened our pledge to become a more inclusive, sustainable company,” said Kevin Hostetler, CEO of Array Technologies. “We are well positioned to remain a key player in the global march towards a clean energy future and join the global business community in addressing some of the greatest challenges of our time. I remain excited by the opportunities we have as a business and a team that is dedicated to realizing our vision for ESG.”

About Array Technologies

Array Technologies (NASDAQ: ARRY) is a leading American company and global provider of utility-scale solar tracker technology. Engineered to withstand the harshest conditions on the planet, Array’s high-quality solar trackers and sophisticated software maximize energy production, accelerating the adoption of cost-effective and sustainable energy. Founded and headquartered in the United States, Array relies on its diversified global supply chain and customer-centric approach to deliver, commission and support solar energy developments around the world, lighting the way to a brighter, smarter future for clean energy. For more news and information on Array, please visit arraytechinc.com.

Forward-Looking Statements

This press release contains forward-looking statements. These statements are not historical facts but rather are based on the Company’s current expectations and projections regarding its business, operations and other factors relating thereto. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates” and similar expressions are used to identify these forward-looking statements. These statements are only predictions and as such are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. Forward-looking statements should be evaluated together with the risks and uncertainties that affect our business and operations, particularly those described in more detail in the Company’s most recent Annual Report on Form 10-K and other documents on file with the SEC, each of which can be found on our website www.arraytechinc.com. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Topics that may be deemed material under the SASB Standards and/or the GRI Standards are not necessarily material for purposes of the U.S. federal securities laws or for other purposes. For additional information on the SASB Standards and the GRI Standards, please visit their respective websites. Certain of the data contained in this report is based on assumptions and estimates. Actual results may differ from the data presented.

Media Contact:

Steve Brecken

H+K Strategies

832-285-4620

Steve.Brecken@hkstrategies.com

Investor Relations Contact:

Array Technologies

Investor Relations

505-437-0010

investors@arraytechinc.com